Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Investor Contact:
Heide Erickson
Capella Education Company
612.977.5172
Heide.Erickson@capella.edu

Media Contact:
Mike Buttry
Capella Education Company
612.977.5499
Mike.Buttry@capella.edu

Capella Education Company Reports Second Quarter 2016 Results

MINNEAPOLIS, July 26, 2016 - Capella Education Company (NASDAQ: CPLA), a leading educational services company, today announced financial results for the three and six months ended June 30, 2016.

“We delivered solid second quarter results for Capella Education Company as we continued to successfully execute our strategies in a changing market environment,” said Kevin Gilligan, chairman and chief executive officer. “We also made significant steps toward our goal of providing the most direct path between learning and employment in the job-ready skills market, positioning Capella for accelerated growth in 2017 and beyond.”

Selected Financial Data for the Three Months Ended June 30, 2016

Results for the second quarter of 2016, and comparisons to previous periods, are for consolidated Capella Education Company continuing operations. Included in consolidated results are Hackbright Academy and DevMountain operations from their respective acquisition dates of April 22 and May 4, 2016. Results for Arden University are presented as discontinued operations.

•
Revenues were $106.7 million in the second quarter of 2016, up 2.0 percent compared to $104.6 million in the second quarter of 2015. Operating income from continuing operations was $18.1 million, unchanged from the same period in 2015. Included in operating income for the second quarter of 2016 are acquisition-related transaction costs and effects of purchase accounting of approximately $1.9 million. The operating margin was 16.9 percent, compared to 17.3 percent for the second quarter 2015.

•	Diluted net income per common share from continuing operations was $0.93, compared to $0.90 for the same period in 2015.

Operating and Segment Highlights

•
Starting in the second quarter 2016, Capella Education Company is providing additional financial details related to two segments: “Post-Secondary” consisting of Capella University and Sophia Learning; and “Job-Ready Skills” consisting of Capella Learning Solutions, Hackbright Academy and DevMountain.

•
For the Post-Secondary segment, revenues were $105.8 million, up 1.2 percent compared to $104.5 million in the second quarter of 2015. The operating margin was 20.4 percent, compared to 17.7 percent for the second quarter 2015. Results are primarily attributable to Capella University.

•
Capella University total active enrollment increased 2.4 percent to 38,231 learners, new enrollment increased by 2.5 percent compared to second quarter 2015, and early cohort persistence improved by approximately 4 percent.

•
Revenues for the Job-Ready Skills segment were $0.9 million compared to $0.1 million in the second quarter of 2015. The operating loss was $3.5 million, compared to $0.5 million for the second quarter 2015. Included in second quarter 2016 results are $1.9 million of transaction costs and effects of purchase accounting related to the acquisitions of Hackbright Academy and DevMountain.

Balance Sheet and Cash Flow

At June 30, 2016, Capella Education Company had cash and marketable securities of $132.8 million, compared to $159.3 million at Dec. 31, 2015, and no debt for the same periods.

Cash provided by operating activities from continuing operations for the six months ended June 30, 2016 was $42.8 million compared to $40.2 million in the same period a year ago.

Dividend and Share Repurchases

A quarterly cash dividend of $0.39 per outstanding share of common stock was declared during the second quarter of 2016. The dividend was paid on July 15, 2016.

In the second quarter of 2016, Capella Education Company repurchased approximately 143,000 shares of Capella stock for total consideration of $7.5 million. The remaining authorization as of the end of the second quarter was $41.0 million.

Outlook

For the third quarter ending Sept. 30, 2016, revenues from continuing operations for consolidated Capella Education Company are expected to be up 4.5 to 5.5 percent compared to third quarter 2015. Consolidated operating margin for continuing operations is anticipated to be approximately 10.5 to 11.5 percent of total revenue for the third quarter of 2016. Capella University new enrollment is expected to be slightly up year-over-year and total enrollment is expected to grow about 2.0 to 3.0 percent year-over-year.

For the fiscal year ending Dec. 31, 2016, revenues from continuing operations for consolidated Capella Education Company are expected to be $424 to $428 million and earnings per share is expected to be $3.30 to $3.40, including acquisition-related transaction costs and effects of purchase accounting.

“Capella University’s performance year-to-date and expectations for the third quarter position us for better annual performance in 2016 than we anticipated at the beginning of the year,” said Steve Polacek, senior vice president and chief financial officer. “We are in a strong financial position, diligently managing costs, and we believe we are well-positioned for long-term sustainable growth.”

Forward-Looking Statements

Certain information in this news release does not relate to historical financial information, including statements relating to future prospects and expectations regarding our growth, revenues, enrollment, and operating performance, and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions investors not to place undue reliance on any such forward-looking statements, which are based on information available at the time those statements are made or management's good faith belief as of that time with regard to future events, and should not be read as a guarantee of future performance or results. Such statements are subject to risks and uncertainties which could cause the company's actual results to differ materially from historical results and from results presently anticipated or projected. The company undertakes no obligation to update its forward-looking statements.

Among these risks and uncertainties are any failure to materially comply with the extensive regulatory framework applicable to us, including compliance with Title IV of the Higher Education Act and the regulations thereunder; complying with U.S. Department of Education rules, including those regarding incentive compensation, gainful employment, return of Title IV funds, borrower defenses to repayment, financial responsibility standards, state authorization, certifications and program requirements; maintaining our business in accordance with regional and specialized accreditation standards and state regulatory and program approval requirements; adapting to changes in the administration, funding and availability for Title IV programs; successfully defending litigation and other claims; any governmental action or review of our business, marketing, or financial aid practices, including by any state attorneys general, the federal Consumer Financial Protection Bureau, the Federal Trade Commission, the Minnesota Office of Higher Education or other state or federal regulatory bodies; successfully growing our FlexPath programs; maintaining and expanding existing commercial relationships with employers and developing new employer and business partner relationships; successfully managing our PhD completion efforts; improving our conversion rate and effectively leveraging our brand-driven marketing strategy; keeping up with advances in technology important to the online learner experience; effectively managing data security risks; improving our learner persistence and cohort retention rate; successfully integrating acquisitions; successfully growing Capella Learning Solutions’ new business lines; and managing risks associated with the overall competitive environment and general economic conditions.

Other factors that could cause the company’s results to differ materially from those contained in its forward-looking statements include those described in the “Risk Factors” section of our most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission (SEC), and any updates or developments described in our Quarterly Reports on Form 10-Q and other documents the company files with the SEC.

Conference Call

Capella will discuss its second quarter 2016 results and outlook during a conference call scheduled today, July 26, 2016, at 9:00 a.m. Eastern time (ET). To participate in the live call, investors should dial 800.794.6623 (domestic) or 785.424.1227 (international) at 8:50 a.m. (ET), conference ID# 8176. The webcast, including the accompanying presentation, will be available on the Capella Education Company Web site at www.capellaeducation.com in the investor relations section. A replay of the call will be available starting on July 26 through Aug. 2, 2016, at 800.839.2670 (domestic) or 402.220.7230 (international), conference ID# 8176. It will also be archived at www.capellaeducation.com in the investor relations section.

About Capella Education Company

Capella Education Company (http://www.capellaeducation.com) is an educational services company that provides access to high-quality education through online postsecondary degree programs and job-ready skills offerings needed in today’s market. Capella’s portfolio of companies is dedicated to closing the skills gap by placing adults on the most direct path between learning and employment.

# # #

CAPELLA EDUCATION COMPANY
Consolidated Balance Sheets
(In thousands, except par value)

	As of June 30, 2016	As of December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$61,441	$86,104
Marketable securities, current	44,840	27,522
Accounts receivable, net of allowance of $5,585 at June 30, 2016 and $6,340 at December 31, 2015	18,702	17,081
Prepaid expenses and other current assets	15,487	14,308
Currents assets of business held for sale	23,186	4,251
Total current assets	163,656	149,266
Marketable securities, non-current	26,512	45,679
Property and equipment, net	33,765	34,306
Goodwill	26,829	—
Intangibles, net	8,862	—
Other assets	7,480	2,397
Noncurrent assets of business held for sale	—	18,707
Total assets	$267,104	$250,355
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,245	$1,470
Accrued liabilities	33,542	23,658
Dividends payable	4,697	4,824
Deferred revenue	13,099	7,796
Current liabilities of business held for sale	9,356	8,291
Total current liabilities	61,939	46,039
Deferred rent	1,402	1,874
Other liabilities	2,306	3,061
Deferred income taxes	3,364	1,502
Total liabilities	69,011	52,476
Shareholders’ equity:
Common stock, $0.01 par value: Authorized shares — 100,000; Issued and Outstanding shares — 11,607 at June 30, 2016 and 11,824 at December 31, 2015	116	118
Additional paid-in capital	117,149	114,849
Accumulated other comprehensive loss	(89)	(272)
Retained earnings	80,917	83,184
Total shareholders’ equity	198,093	197,879
Total liabilities and shareholders’ equity	$267,104	$250,355

CAPELLA EDUCATION COMPANY
Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Unaudited)
Revenues	$106,725	$104,584	$212,173	$210,285
Costs and expenses:
Instructional costs and services	45,502	45,527	90,813	90,769
Marketing and promotional	24,922	24,713	50,802	51,054
Admissions advisory	7,285	7,117	14,708	14,069
General and administrative	10,944	9,168	21,251	18,724
Total costs and expenses	88,653	86,525	177,574	174,616
Operating income	18,072	18,059	34,599	35,669
Other income (expense), net	42	(10)	33	(23)
Income from continuing operations before income taxes	18,114	18,049	34,632	35,646
Income tax expense	7,040	6,851	13,282	13,511
Income from continuing operations	11,074	11,198	21,350	22,135
Loss from discontinued operations, net of tax	(1,379)	(867)	(2,357)	(1,767)
Net income	$9,695	$10,331	$18,993	$20,368
Basic net income (loss) per common share:
Continuing operations	0.95	0.92	1.82	1.81
Discontinued operations	(0.12)	(0.07)	(0.20)	(0.14)
Basic net income per common share	$0.83	$0.85	$1.62	$1.67
Diluted net income (loss) per common share
Continuing operations	0.93	0.90	1.79	1.78
Discontinued operations	(0.11)	(0.07)	(0.20)	(0.14)
Diluted net income per common share	$0.82	$0.83	$1.59	$1.64
Weighted average number of common shares outstanding:
Basic	11,648	12,187	11,701	12,207
Diluted	11,872	12,400	11,912	12,442
Cash dividends declared per common share	$0.39	$0.37	$0.78	$0.74

CAPELLA EDUCATION COMPANY
Consolidated Statements of Cash Flows
(In thousands)

	Six Months Ended June 30,
	2016	2015
	(Unaudited)
Operating activities
Net income	$18,993	$20,368
Loss from discontinued operations, net of tax	(2,357)	(1,767)
Income from continuing operations	21,350	22,135
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for bad debts	4,814	6,205
Depreciation and amortization	10,349	10,850
Amortization of investment discount/premium, net	1,113	1,134
Loss on disposal of property and equipment	144	27
Share-based compensation	4,432	3,894
Excess tax benefits from share-based compensation	(348)	(400)
Deferred income taxes	(352)	(455)
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed from business acquisitions:
Accounts receivable	(5,713)	(4,520)
Prepaid expenses and other current assets	(4,522)	(4,844)
Accounts payable and accrued liabilities	6,492	8,027
Income taxes payable	929	(2,040)
Deferred rent	(472)	(357)
Deferred revenue	4,603	558
Net cash provided by operating activities - continuing operations	42,819	40,214
Net cash (used in) provided by operating activities - discontinued operations	(476)	703
Net cash provided by operating activities	42,343	40,917
Investing activities
Acquisitions, net of cash acquired	(32,118)	—
Capital expenditures	(9,977)	(12,139)
Investment in partnership interest	(3,203)	(57)
Purchases of marketable securities	(12,737)	(18,246)
Maturities of marketable securities	13,625	16,485
Net cash used in investing activities - continuing operations	(44,410)	(13,957)
Net cash used in investing activities - discontinued operations	(74)	(204)
Net cash used in investing activities	(44,484)	(14,161)
Financing activities
Excess tax benefits from share-based compensation	348	400
Net proceeds from exercise of stock options	1,551	1,087
Payment of dividends	(9,214)	(9,065)
Repurchases of common stock	(15,012)	(10,493)
Net cash used in financing activities - continuing operations	(22,327)	(18,071)
Effect of foreign exchange rates on cash	(9)	(34)
Net increase (decrease) in cash and cash equivalents	(24,477)	8,651
Cash and cash equivalents and cash of business held for sale at beginning of period	88,027	94,003
Cash and cash equivalents and cash of business held for sale at end of period	63,550	102,654
Less cash of business held for sale at end of period	(2,109)	(2,230)
Cash and cash equivalents at end of period	$61,441	$100,424
Supplemental disclosures of cash flow information
Income taxes paid	$12,703	$15,987
Non-cash investing and financing activities:
Purchase of equipment included in accounts payable and accrued liabilities	$342	$578
Declaration of cash dividend to be paid	4,609	4,561
Repurchases of common stock included in accrued liabilities	$—	$499

CAPELLA EDUCATION COMPANY
Segment Reporting
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Unaudited)
Revenues
Post-Secondary	$105,789	$104,496	$211,216	$209,756
Job-Ready Skills	936	88	957	529
Consolidated revenues	$106,725	$104,584	$212,173	$210,285
Operating income (loss)
Post-Secondary	21,566	18,521	39,285	36,178
Job-Ready Skills	(3,494)	(462)	(4,686)	(509)
Consolidated operating income	18,072	18,059	34,599	35,669
Other income (expense), net	42	(10)	33	(23)
Income from continuing operations before income taxes	$18,114	$18,049	$34,632	$35,646

Note: The summary of financial information by reportable segment above excludes the results of operations for Arden University, which are presented as discontinued operations in our Consolidated Statement of Income.

Quarterly revenues and operating income (loss) by reportable segment for 2015 and the first quarters of 2016 can be found at the Capella Education Company website at www.capellaeducation.com, under ‘Investor Relations’, within the ‘Financial Information’ section in the ‘Fiscal Year & Quarterly Results’ spreadsheet.

CAPELLA UNIVERSITY
Other Information

	June 30,
Enrollment by Degree (a):	2016	2015	% Change
Doctoral	9,729	10,008	(2.8)%
Master's	17,706	16,576	6.8%
Bachelor's	9,798	9,803	(0.1)%
Other	998	959	4.1%
Total	38,231	37,346	2.4%

(a) Enrollment as of June 30, 2016 and 2015 is the enrollment as of the last day of classes for the quarter ended June 30, 2016 and 2015, respectively.